                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2005

                         Callisto Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                              001-32325              13-3894575
(State or other jurisdiction          (Commission            IRS Employer
of incorporation or organization)     File Number)           Identification No.)

                        420 Lexington Avenue, Suite 1609
                            New York, New York 10170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 297-0010

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.


         On February 3, 2005, Callisto Pharmaceuticals, Inc. held a conference call regarding an update on Annamycin. The transcript of the conference call is attached hereto as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.

         99.1      Transcript of conference call held on February 3, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2005


                                            CALLISTO PHARMACEUTICALS, INC.



                                            By: /s/ Gary S. Jacob
                                                ------------------------
                                                Gary S. Jacob, Ph.D.
                                                Chief Executive Officer



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